FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED TERM LOAN AND SECURITY AGREEMENT
THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of August 3, 2016, by and among THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (“Administrative Agent”) in its capacity as administrative agent for the Lenders (as defined below), the Lenders and the Affiliates of Diversicare Healthcare Services, Inc., identified as “Borrowers” on the signature pages hereto, each a Delaware limited liability company, each a Delaware limited liability company (individually and collectively, “Borrower”).
WHEREAS, Borrower, Administrative Agent, and the financial institutions thereto (the “Lenders”) are parties to that certain Second Amended and Restated Term Loan and Security Agreement dated as of February 26, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”); and
WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Loan Agreement as provided in and subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (intending to be legally bound) hereby agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Loan Agreement.
2.
    Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance upon the representations and warranties set forth in Section 4 below, Borrower, Administrative Agent and Lenders hereby amend the Loan Agreement as follows:
(a)
    The definition of “Libor Base Rate” contained in Section 1.1 of the Loan Agreement is hereby amended by adding the following sentence at the end of such definition: “Notwithstanding anything contained herein to the contrary, at no time shall the Libor Base Rate be less than zero percent (0.0%).”
(b)
    Section 5.2(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:
(b)    Invoices. With respect to any Acquisition Loan being requested to finance Capital Expenditures in connection with any (i) Property or Facility owned by a Propco Borrower or (ii) Property (as defined in the Revolving Loan Agreement) or Facility (as defined in the Revolving Loan Agreement) operated by any Affiliated Revolving Borrower, the Administrative Agent shall have received true, complete and correct copies of invoices, purchase orders, or such other documentation in form and substance reasonably acceptable to Administrative Agent; provided, however, that Acquisition Loans used to finance Capital Expenditures pursuant to Section 5.2(b)(ii) hereof shall not exceed Six Million Dollars ($6,000,000) in the aggregate.
(c)
    Section 9.7(y) of the Loan Agreement is hereby amended and restated in its entirety as follows:
(y) the payment of capital expenditures relating solely to (A) the Properties and/or Facilities in the ordinary course of Borrower’s business or (B) any Property (as defined in the Revolving Loan Agreement) and/or any Facility (as defined in the Revolving Loan Agreement) in the ordinary course of Affiliated Revolving Borrowers’ business in an aggregate amount not to exceed Six Million Dollars ($6,000,000);
3.
    No Other Amendments. Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification or amendment of the Loan Agreement or any other Financing Agreements or a course of dealing at variance with the terms or conditions of the Loan Agreement or any other Financing Agreements.
4.
    Representations and Warranties. In order to induce Administrative Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Administrative Agent and Lenders (which representations and warranties shall survive the execution and delivery hereof), both before and after giving effect to this Amendment that:
(a)
    This Amendment has been duly authorized, validly executed and delivered by one or more Duly Authorized Officers of Borrower, and each of this Amendment, the Loan Agreement as amended hereby, and each of the other Financing Agreements to which Borrower is a party, constitutes the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, subject to bankruptcy, insolvency or other similar laws affecting the enforcement of creditor’s rights and remedies generally;
(b)
    The execution and delivery of this Amendment and performance by Borrower under this Amendment, the Loan Agreement and each of the other Financing Agreements to which Borrower is a party do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over Borrower that has not already been obtained, nor be in contravention of or in conflict with the organizational documents of Borrower or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which Borrower is party or by which Borrower’s respective assets or properties are bound;
(c)
    Each of the representations and warranties of each Borrower contained in the Loan Agreement and the other Financing Agreements to which Borrower is a party are true and correct in all material respects (without duplication of any materiality carve out already provided therein) on and as of the date hereof, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);
(d)
    No Default or Event of Default will result after giving effect to this Amendment, and no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect after giving effect to this Amendment; and
(e)
    Borrower has the corporate or limited liability company (as applicable) power and authority (i) to enter into the Loan Agreement as amended by this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by Borrower.
5.
    Conditions Precedent to Effectiveness. The amendments contained in Section 2 hereof shall become effective as of the date first written above upon the satisfaction of the following conditions precedent:
(a)
    each party hereto shall have executed and delivered this Amendment to Administrative Agent;
(b)
    all of the representations and warranties of Borrower under Section 4 hereof, which are made as of the date hereof, are true and correct;
(c)
    Administrative Agent shall have received a duly executed Reaffirmation of Second Amended and Restated Guaranty in the form attached hereto;
(d)
    Borrower shall have delivered (or caused its Affiliates to deliver) to Administrative Agent the fully executed First Amendment to Third Amended and Restated Revolving Loan Agreement contemplated to be delivered in connection with this Amendment, and such First Amendment to Third Amended and Restated Revolving Loan Agreement shall be effective in accordance with its terms; and
(e)
    receipt by Administrative Agent of such other certificates, schedules, exhibits, documents, opinions, instruments, reaffirmations, amendments or consents Administrative Agent may reasonably require, if any.
8.    Reaffirmation; References to Loan Agreement; Etc.
(a)    Borrower acknowledges and agrees that all of Borrower’s obligations and Liabilities under the Loan Agreement and the other Financing Agreements, as amended hereby, are and shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. The first priority perfected security interests and Liens and rights in the Collateral securing payment of the Liabilities are hereby ratified and confirmed by Borrower in all respects.
(b)    Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.
(c)    The failure by Administrative Agent, at any time or times hereafter, to require strict performance by any Borrower of any provision or term of the Loan Agreement, this Amendment or any of the Financing Agreements shall not waive, affect or diminish any right of Administrative Agent hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by Administrative Agent of a breach of this Amendment or any Event of Default under or pursuant to the Loan Agreement shall not, except as expressly set forth in a writing signed by Administrative Agent, suspend, waive or affect any other breach of this Amendment or any Event of Default under or pursuant to the Loan Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of any Borrower contained in this Amendment, shall be deemed to have been suspended or waived by Administrative Agent unless such suspension or waiver is (i) in writing and signed by Administrative Agent (and, if applicable, the Required Lenders) and (ii) delivered to Borrower by Administrative Agent or its counsel.
(d)    In no event shall Administrative Agent’s execution and delivery of this Amendment establish a course of dealing among Administrative Agent, any Borrower, pledgor or Guarantor or any other obligor, or in any other way obligate Administrative Agent to hereafter provide any amendments or modifications or, if at any time applicable, consents or waivers with respect to the Loan Agreement or any other Financing Agreement. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed (x) to be a consent to any amendment or modification of any other term or condition of the Loan Agreement or of any of the Financing Agreements (except as expressly provided herein or in the other documents entered into in connection herewith); or (y) to prejudice any right or remedy which Administrative Agent may now have under or in connection with the Loan Agreement or any of the other Financing Agreements. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.
(e)    Except as expressly provided herein (or in the other documents entered into in connection herewith), the Loan Agreement and all of the other Financing Agreements shall remain unaltered, and the Loan Agreement and all of the other Financing Agreements shall remain in full force and effect and are hereby ratified and confirmed in all respects.
6.
    Release.
(a)
    In consideration of, among other things, the consent and amendments provided for herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Borrower and Guarantor (on behalf of themselves and their respective subsidiaries, Affiliates, successors and assigns), and, to the extent permitted by applicable law, and the same is claimed by right of, through or under the above, for their past, present and future employees, directors, members, managers, partners, agents, representatives, officers, directors, and equity holders (all collectively, with Borrower and Guarantor, the “Releasing Parties”), do hereby unconditionally, irrevocably, fully, and forever remise, satisfy, acquit, release and discharge Administrative Agent and Lenders and each of Administrative Agent’s and Lender’s past, present and future officers, directors, agents, employees, attorneys, parent, shareholders, successors, assigns, subsidiaries and Affiliates and all other persons and entities to whom Administrative Agent or Lenders would be liable if such persons or entities were found in any way to be liable to any of the Releasing Parties (collectively, the “Lender Parties”), of and from any and all manner of action and actions, cause and causes of action, claims, cross-claims, charges, demands, counterclaims, suits, proceedings, disputes, debts, dues, sums of money, accounts, bonds, covenants, contracts, controversies, damages, judgments, liabilities, damages, costs, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand, proceedings or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may have heretofore accrued against any or all of Lender Parties, whether held in a personal or representative capacity, that the Releasing Parties (or any of them) have or may have against the Lender Parties or any of them (whether directly or indirectly) and which are based on any act, fact, event, action or omission or any other matter, condition, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Amendment, the Loan Agreement or any other Financing Agreement and the transactions contemplated hereby and thereby, the Collateral or the Liabilities, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing, other than any applicable good faith claim as to which a final determination is made in a judicial proceeding (in which Administrative Agent and any of the Released Parties have had an opportunity to be heard) which determination includes a specific finding that Administrative Agent acted in a grossly negligent manner or with actual willful misconduct or illegal activity. Borrower and Guarantor each acknowledges that Administrative Agent and Lenders are specifically relying upon the representations, warranties and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to Administrative Agent and Lenders in entering into this Amendment.
(b)
    Borrower and Guarantor each understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)
    To the furthest extent permitted by law, Borrower and Guarantor each hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it respectively may have as against Lender Parties under any law, rule or regulation of any jurisdiction that would or could have the effect of limiting the extent to which a general release extends to claims which a Lender Party or Releasing Party does not know or suspect to exist as of the date hereof. Borrower and Guarantor each hereby acknowledges that the waiver set forth in the prior sentence was separately bargained for and that such waiver is an essential term and condition of this Amendment.
7.
    Miscellaneous.
(a)
    Costs and Expenses. Without limiting the obligation of Borrower to reimburse Administrative Agent for all costs, fees, disbursements and expenses incurred by Administrative Agent as specified in the Loan Agreement, Borrower agrees to and shall pay on demand all reasonable costs, fees, disbursements and expenses of Administrative Agent in connection with the preparation, negotiation, revision, execution and delivery of this Amendment and the other agreements, amendments, modifications, reaffirmations, instruments and documents contemplated hereby, including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses. All obligations provided herein shall survive any termination of this Amendment and the Loan Agreement as amended hereby.
(b)
    Financing Agreement. This Amendment shall constitute a Financing Agreement.
(c)
    Titles. Titles and section headings herein shall be without substantive meaning and are provided solely for the convenience of the parties.
(d)
    Severability; Etc. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.
(e)
    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no Borrower may assign any of its respective rights or obligations under this Amendment without the prior written consent of Administrative Agent.
8.
    Further Assurances. Borrower shall, at its own cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, certificates, instruments, reaffirmations, amendments, documents and assurances as may from time to time be necessary or as Administrative Agent may from time to time reasonably request in order to more fully carry out the intent and purposes of this Amendment and the other documents entered into in connection herewith.
9.
    Governing Law. This Amendment shall be a contract made under and governed by, and construed and enforced in accordance with, the internal laws of the State of Illinois without regard to conflicts of law principles that would require the application of any other laws.
10.
    Counterparts; Fax Signatures. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally valid, effective and enforceable as a signed original for all purposes.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment to Second Amended and Restated Term Loan and Security Agreement as of the day and year first above written.

BORROWER:
DIVERSICARE AFTON OAKS, LLC
DIVERSICARE BRIARCLIFF, LLC
DIVERSICARE CHISOLM, LLC
DIVERSICARE HARTFORD, LLC
DIVERSICARE WINDSOR HOUSE, LLC
DIVERSICARE HILLCREST, LLC
DIVERSICARE LAMPASAS, LLC
DIVERSICARE YORKTOWN, LLC
DIVERSICARE CLINTON, LLC

BY:	Diversicare Leasing Corp., its sole member
	By:	/s/ James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its: Executive Vice President & Chief Financial Officer
DIVERSICARE OF CHANUTE, LLC
DIVERSICARE OF COUNCIL GROVE, LLC
DIVERSICARE OF HAYSVILLE, LLC
DIVERSICARE OF SEDGWICK, LLC
DIVERSICARE OF HUTCHINSON, LLC
DIVERSICARE OF LARNED, LLC
BY:	Diversicare Kansas, LLC, its sole member
	By:	/s/ James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its: Executive Vice President & Chief Financial Officer

DIVERSICARE PROPERTY CO., LLC

By:	/s/ James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its: Executive Vice President & Chief Financial Officer

DIVERSICARE AFTON OAKS PROPERTY, LLC
DIVERSICARE BRIARCLIFF PROPERTY, LLC
DIVERSICARE CHANUTE PROPERTY, LLC
DIVERSICARE CHISOLM PROPERTY, LLC
DIVERSICARE COUNCIL GROVE PROPERTY, LLC
DIVERSICARE HAYSVILLE PROPERTY, LLC
DIVERSICARE HARTFORD PROPERTY, LLC
DIVERSICARE HILLCREST PROPERTY, LLC
DIVERSICARE LAMPASAS PROPERTY, LLC
DIVERSICARE LARNED PROPERTY, LLC
DIVERSICARE SEDGWICK PROPERTY, LLC
DIVERSICARE WINDSOR HOUSE PROPERTY, LLC
DIVERSICARE YORKTOWN PROPERTY, LLC
DIVERSICARE GLASGOW PROPERTY, LLC
DIVERSICARE HUTCHINSON PROPERTY, LLC
DIVERSICARE CLINTON PROPERTY, LLC
DIVERSICARE FULTON PROPERTY, LLC
BY:	Diversicare Property Co., LLC, its sole member
By:	/s/ James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its: Executive Vice President & Chief Financial Officer

DIVERSICARE OF GLASGOW, LLC
DIVERSICARE OF FULTON, LLC
BY:	Diversicare Holding Company, LLC, its sole member
	By:	/s/ James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its: Executive Vice President & Chief Financial Officer

Acknowledged and Agreed: DIVERSICARE HEALTHCARE SERVICES, INC.
/s/ Kelly J. Gill
Name:	Kelly J. Gill
Its:	President and Chief Executive Officer

ADMINISTRATIVE AGENT:

THE PRIVATEBANK AND TRUST COMPANY, in its capacity as administrative agent

By:_ /s/ Adam D. Panos__________________
Name: Adam D. Panos
Its: Managing Director

LENDER:

THE PRIVATEBANK AND TRUST COMPANY

By:__/s/ Adam D. Panos_________________
Name: Adam D. Panos
Its: Managing Director

LENDER:

BANKERS TRUST COMPANY

By:__/s/ Jon M. Doll_________________
Name: Jon M. Doll
Its: Vice President

LENDER:

BOKF, NA D/B/A BANK OF OKLAHOMA

By:_/s/ Ryan Kirk____________________
Name: Ryan Kirk
Its: Vice President

LENDER:

CIT BANK N.A.

By:_/s/ Edward Shuster______________
Name: Edward Shuster
Its: Director

LENDER:
OPUS BANK, a California commercial bank
By:	/s/ Bryan Nance
Name: Bryan Nance
Its: VP, Portfolio Manager Healthcare Banking

LENDER:
FRANKLIN SYNERGY BANK
By:	/s/ Lisa Fletcher
Name: Lisa Fletcher
Its: Senior Vice President

REAFFIRMATION OF SECOND AMENDED AND RESTATED GUARANTY

Dated as of: August 3, 2016
The undersigned (“Guarantor”) hereby (i) confirms and agrees with The PrivateBank and Trust Company, an Illinois banking corporation in its capacity as administrative agent (together with its successors and assigns, “Administrative Agent”) that Guarantor’s Second Amended and Restated Guaranty dated as of February 26, 2016 made in favor of Administrative Agent (as amended or modified, “Guaranty”), remains in full force and effect and is hereby ratified and confirmed in all respects, including with regard to the Second Amended and Restated Term Loan and Security Agreement dated as of February 26, 2016, as amended by the foregoing First Amendment to Second Amended and Restated Term Loan and Security Agreement (“Amendment”), and each reference to the “Loan Agreement” shall refer to the Loan Agreement as amended by the Amendment; (ii) represents and warrants to Administrative Agent, which representations and warranties shall survive the execution and delivery hereof, that Guarantor’s representations and warranties contained in the Guaranty are true and correct as of the date hereof, with the same effect as though made on the date hereof, except to the extent that such representations expressly related solely to an earlier date, in which case such representations were true and correct on and as of such earlier date (and except for the representations in Section 10(b) thereof which were true and correct on and as of the date when made); (iii) agrees and acknowledges that such ratification and confirmation is not a condition to the continued effectiveness of the Amendment or the Guaranty; and (iv) agrees that neither such ratification and confirmation, nor Administrative Agent’s solicitation of such ratification and confirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or confirmation from the undersigned with respect to subsequent amendments or modifications, if any, to the Loan Agreement, as amended by the Amendment or any other Financing Agreement (as defined in the Loan Agreement, as amended by the Amendment). The execution, delivery and effectiveness of this instrument shall not operate as a waiver of any right, power or remedy of Administrative Agent under or pursuant to the Guaranty. Guarantor acknowledges and agrees that Guarantor has received and reviewed a fully-executed copy of the Amendment (and any other instrument, document or agreement executed or delivered in connection therewith) and understands the contents thereof. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes. This instrument shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflict of law principles that would require the application of any other laws.
[Signature Page Follows]

DIVERSICARE HEALTHCARE SERVICES, INC. (F/K/A ADVOCAT INC.)

By:    /s/ Kelly J. Gill
Name:    Kelly J. Gill
Its:    President and Chief Executive Officer